VERTEX ENERGY, INC. 8-K

Exhibit 99.1

VERTEX ENERGY ANNOUNCES COO SUCCESSION PLAN

HOUSTON, TX., June 14, 2022 – Vertex Energy, Inc. (NASDAQ: VTNR) (“Vertex” or the “Company”), a leading specialty refiner and marketer of high-quality refined products, today announced that it has named energy industry veteran James Rhame as Chief Operating Officer of Vertex, effective June 10, 2022. Mr. Rhame will succeed John Strickland, who will transition into the newly created role of Vice President, Black Oil Operations, reporting to Mr. Rhame, while continuing to provide both support and advisory to the Company.

Mr. Rhame brings more than 40 years of refining and petrochemical management experience, most recently having served as Vice President and General Manager for Motiva Chemical, where he led the integration of the chemicals business into Motiva Enterprises. Mr. Rhame spent nearly ten years with Flint Hills Resources, a wholly-owned subsidiary of Koch Industries, where he served in various senior leadership positions, including Vice President of Olefins and Polymers. Prior to Flint Hills, Mr. Rhame worked with Shell for more than 23 years, where he was involved in several roles supporting its downstream operations, including Production Manager of the Port Arthur Motiva Refinery, the largest producer of fuels and base oils in the United States. Mr. Rhame also provided managerial support to Shell during their ownership of the Mobile refinery, which was acquired by Vertex in April 2022.

As COO, Mr. Rhame will oversee all operations of the Company while working to build Vertex into a leading energy transition business, equipped to generate sustained, profitable growth. He will report directly to President and CEO, Benjamin P. Cowart.

“James is a high-caliber addition to our senior leadership team. His decades of industry experience, commitment to operational excellence, and proven track record of driving strategic development initiatives make him the right person to help lead our business during this next important chapter of growth,” stated Mr. Cowart, “As a former Shell executive familiar with our asset base, he will provide a wealth of knowledge and a steady hand as we further integrate the Mobile refinery into our portfolio.”

“I am honored to join Vertex as its next COO,” stated Mr. Rhame, “It is a pivotal moment for the organization, a period of transformation during which we believe we are poised to become a leading independent refiner and producer of conventional and renewable products. Our cultural commitment to safety, accountability and operational excellence, together with our growing portfolio of high-performance energy transition assets, are anticipated to position us to win market share across the markets we serve in the years ahead.”

ABOUT VERTEX ENERGY

Houston-based Vertex Energy, Inc. (NASDAQ: VTNR) is an energy transition company focused on the production and distribution of conventional and alternative fuels. Vertex owns a refinery in Mobile (AL) with an operable refining capacity of 75,000 barrels per day and more than 3.2 million barrels of product storage, positioning it as a leading supplier of fuels in the region. Vertex is also one of the largest processors of used motor oil in the U.S., with operations located in Houston and Port Arthur (TX), Marrero (LA) and Columbus (OH). Vertex also owns a facility, Myrtle Grove, located on a 41-acre industrial complex along the Gulf Coast in Belle Chasse, LA, with existing hydroprocessing and plant infrastructure assets, including nine million gallons of storage. The Company has built a reputation as a key supplier of Group II+ and Group III Base Oils to the lubricant manufacturing industry throughout North America.

FORWARD-LOOKING STATEMENTS

Certain of the matters discussed in this communication which are not statements of historical fact constitute forward-looking statements within the meaning of the federal securities laws, including the Private Securities Litigation Reform Act of 1995, that involve a number of risks and uncertainties. Words such as “strategy,” “expects,” “continues,” “plans,” “anticipates,” “believes,” “would,” “will,” “estimates,” “intends,” “projects,” “goals,” “targets” and other words of similar meaning are intended to identify forward-looking statements but are not the exclusive means of identifying these statements. Any statements made in this news release other than those of historical fact, about an action, event or development, are forward-looking statements. The important factors that may cause actual results and outcomes to differ materially from those contained in such forward-looking statements include, without limitation, the Company’s ability to raise sufficient capital to complete planned capital projects at the Mobile Refinery and the terms of such funding; the timing of planned capital projects at the Mobile Refinery and the outcome thereof; the future production of the Mobile Refinery; difficulties and delays in integrating the Mobile Refinery; the estimated timeline of the renewable diesel capital project, estimated and actual production associated therewith, estimated revenues over the course of the agreement with Idemitsu, anticipated and unforeseen events which could reduce future production at the refinery or delay planned capital projects, changes in commodity and credits values, and certain early termination rights associated with the Idemitsu agreement and conditions precedent to such agreement; certain mandatory redemption provisions of Vertex’s outstanding senior convertible notes, the conversion rights associated therewith, dilution caused by such conversions, and the Company’s ability to comply with required covenants thereunder and pay amounts due under such senior notes, including interest and other amounts due thereunder; the ability of the Company to retain and hire key personnel; risks associated with the ability of Vertex to complete current plans for expansion and growth, and planned capital projects; the level of competition in our industry and our ability to compete; our ability to respond to changes in our industry; the loss of key personnel or failure to attract, integrate and retain additional personnel; our ability to protect our intellectual property and not infringe on others’ intellectual property; our ability to scale our business; our ability to maintain supplier relationships and obtain adequate supplies of feedstocks; our ability to obtain and retain customers; our ability to produce our products at competitive rates; our ability to execute our business strategy in a very competitive environment; trends in, and the market for, the price of oil and gas and alternative energy sources; our ability to maintain our relationships with our partners; the impact of competitive services and products; our ability to integrate acquisitions; our ability to complete future acquisitions; our ability to maintain insurance; the outcome of pending and potential future litigation, judgments and settlements; rules and regulations making our operations more costly or restrictive; changes in environmental and other laws and regulations and risks associated with such laws and regulations; economic downturns both in the United States and globally, increases in inflation; risk of increased regulation of our operations and products; negative publicity and public opposition to our operations; disruptions in the infrastructure that we and our partners rely on; an inability to identify attractive acquisition opportunities and successfully negotiate acquisition terms; our ability to effectively integrate acquired assets, companies, employees or businesses; liabilities associated with acquired companies, assets or businesses; interruptions at our facilities; unexpected changes in our anticipated capital expenditures resulting from unforeseen required maintenance, repairs, or upgrades; our ability to acquire and construct new facilities; our ability to effectively manage our growth; decreases in global demand for, and the price of, oil, due to COVID-19, state, federal and foreign responses thereto, inflation, recessions or other reasons, including declines in economic activity or global conflicts; our ability to acquire sufficient amounts of used oil feedstock through our collection routes, to produce finished products, and in the absence of such internally collected feedstocks, and our ability to acquire third-party feedstocks on commercially reasonable terms; unexpected downtime at our facilities; risks associated with COVID-19, the global efforts to stop the spread of COVID-19, potential downturns in the U.S. and global economies due to COVID-19 and the efforts to stop the spread of the virus, and COVID-19 in general; the lack of capital available on acceptable terms to finance the Company’s continued growth; anti-dilutive rights associated with our outstanding securities; the expected benefits, output, financial metrics and production of proposed transactions; unforeseen technical or operating difficulties and unplanned maintenance; the development and competitiveness of alternative energy and emission reduction technologies; our ability to pay our debt when due and comply with our debt covenants; our level of indebtedness, which could affect our ability to fulfill our obligations, impede the implementation of our strategy, and expose us to interest rate risk; risks related to obtaining required crude oil supplies, and the costs of such supplies; counterparty credit and performance risk; unanticipated problems at, or downtime effecting, our facilities and those operated by third parties; risks relating to our hedging activities; risks relating to planned divestitures and acquisitions; and the expected benefits, output, financial metrics and production of proposed transactions. Other important factors that may cause actual results and outcomes to differ materially from those contained in the forward-looking statements included in this communication are described in the Company’s publicly filed reports, including, but not limited to, the Company’s Annual Report on Form 10-K for the year ended December 31, 2021, and the

Company’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2022 and future Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q. These reports are available at www.sec.gov. The Company cautions that the foregoing list of important factors is not complete. All subsequent written and oral forward-looking statements attributable to the Company or any person acting on behalf of the Company are expressly qualified in their entirety by the cautionary statements referenced above. Other unknown or unpredictable factors also could have material adverse effects on Vertex’s future results. The forward-looking statements included in this press release are made only as of the date hereof. Vertex cannot guarantee future results, levels of activity, performance or achievements. Accordingly, you should not place undue reliance on these forward-looking statements. Finally, Vertex undertakes no obligation to update these statements after the date of this release, except as required by law, and takes no obligation to update or correct information prepared by third parties that are not paid for by Vertex. If we update one or more forward-looking statements, no inference should be drawn that we will make additional updates with respect to those or other forward-looking statements.

CONTACT
Investor Relations

720.778.2415
IR@vertexenergy.com